ALLIANCE
                             -----------------------
                                VARIABLE PRODUCTS
                             -----------------------
                                   SERIES FUND
                             -----------------------
                             INTERNATIONAL PORTFOLIO
                             -----------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2002

                          Investment Products Offered
                          ---------------------------
                          > Are Not FDIC Insured
                          > May Lose Value
                          > Are Not Bank Guaranteed
                          ---------------------------

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

LETTER TO INVESTORS

January 16, 2003

Dear Investor:

The following is an update of Alliance Variable Products Series Fund Alliance International Portfolio (the "Portfolio") for the annual reporting period ended December 31, 2002.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities. As a secondary objective, the Portfolio attempts to increase its current income without assuming undue risk.

INVESTMENT RESULTS
Periods Ended December 31, 2002

                                                        Total Returns

                                                                        Since
                                              1 Year      5 Years     Inception*
                                              ======      =======     ==========
Alliance
International
Portfolio                                     -15.28%      -3.53%       2.81%

MSCI EAFE Index                               -15.66%      -2.61%       4.30%

Total returns are based on net asset value (NAV) performance for Class A shares and reflect reinvestment of dividends and/or capital gains distributions in additional shares. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     The Portfolio's inception date is 12/28/92.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Portfolio.

During the 12-month period ended December 31, 2002, the Portfolio performed in line with its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, returning -15.28% versus the benchmark's return of -15.66%. Strong stock selection in the technology sector aided performance while poor stock selection in the telecommunications and financial services sectors detracted from performance.

From a fundamental standpoint, performance attribution varied across industries. For instance, Samsung Electronics, the Korean semiconductor and mobile phone handset manufacturer, was the largest single contributor to the Portfolio's performance for the year. This outperformance occurred during a year when technology stocks in general declined. By gaining global market share against the European mobile phone providers, Samsung was able to grow earnings handsomely. In addition to Samsung, two Japanese technology stocks, Canon and Hoya, also contributed positively to the Portfolio's performance for the year.

On the more defensive side, the UK bank stock, Royal Bank of Scotland, was the second largest gainer in the Portfolio during 2002. The bank is a high-quality company with a strong balance sheet. Royal Bank of Scotland outperformed most other European bank stocks in 2002. The consumer products company, L'Oreal, also boosted performance for the Portfolio. With the leading global market share in hair coloring and other consumer products, L'Oreal will likely grow net profits by over 20% in 2002. By continually beating analysts' estimates for the year, L'Oreal remained a favorite among investors.

Offsetting the aforementioned gains were telecommunication and other financial stocks in Europe. In particular, Nokia and Vodafone were detractors from the Portfolio's performance, primarily during the first half of the year. The delay in 3G mobile phone networks in Europe hurt both operators and phone manufacturers. European insurance companies, such as Alleanza and Swiss Re, were negative contributors to the Portfolio's performance. Investors became increasingly concerned over the capital bases of many insurance companies in Europe as global stock markets continued to decline for the third year in a row.

INVESTMENT OUTLOOK

Currently, the Portfolio remains fairly neutral with its benchmark in the technology, financials, health care,

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

telecommunications, infrastructure and consumer growth sectors. We believe outperformance will be achieved primarily through stock selection with both country and sector allocations remaining by-products. With a slow economic recovery expected in 2003 and the uncertainty of war in Iraq, we believe the Portfolio is well diversified in defensive growth stocks for the upcoming year.

We appreciate your investment in Alliance International Portfolio and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ Sandra Yeager

Sandra Yeager
Vice President and Portfolio Manager

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

PERFORMANCE UPDATE
ALLIANCE INTERNATIONAL PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
12/31/92*-12/31/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                                MSCI EAFE
                                Index: $15,235

                                Alliance International
                                Portfolio: $13,199


                   Alliance International Portfolio           MSCI EAFE Index
12/31/92*                        $ 9,575                           $10,000
12/31/93                         $11,643                           $13,294
12/31/94                         $12,423                           $14,365
12/31/95                         $13,648                           $16,025
12/31/96                         $14,638                           $17,044
12/31/97                         $15,125                           $17,395
12/31/98                         $17,094                           $20,931
12/31/99                         $23,972                           $26,646
12/31/00                         $19,211                           $22,926
12/31/01                         $14,917                           $18,063
12/31/02                         $13,199                           $15,235


Past performance is no guarantee of future results. This chart illustrates the total value of an assumed $10,000 investment in the Portfolio (from 12/31/92* to 12/31/02) as compared to the performance of an appropriate broad-based index.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index measures the overall performance of stock markets in countries within Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Portfolio.

--------------------------------------------------------------------------------
*     Since closest month-end after Portfolio's inception date of 12/28/92.

INTERNATIONAL PORTFOLIO
TEN LARGEST HOLDINGS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

--------------------------------------------------------------------------------
COMPANY                                     U.S. $ VALUE   PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
ENI SpA                                     $ 2,681,240             5.7%
--------------------------------------------------------------------------------
IHC Caland NV                                 1,898,879             4.0
--------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc              1,757,931             3.8
--------------------------------------------------------------------------------
Rio Tinto Plc                                 1,751,776             3.7
--------------------------------------------------------------------------------
Allied Irish Banks Plc                        1,349,779             2.9
--------------------------------------------------------------------------------
Standard Chartered Plc                        1,286,072             2.8
--------------------------------------------------------------------------------
Vodafone Group Plc                            1,273,698             2.7
--------------------------------------------------------------------------------
BNP Paribas, SA                               1,258,686             2.7
--------------------------------------------------------------------------------
Keyence Corp.                                 1,251,937             2.7
--------------------------------------------------------------------------------
L'Oreal, SA                                   1,241,677             2.6
                                            -----------            ----
--------------------------------------------------------------------------------
                                            $15,751,675            33.6%
-------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 2002
================================================================================

--------------------------------------------------------------------------------
SECTOR                                     U.S. $ VALUE    PERCENT OF NET ASSETS
--------------------------------------------------------------------------------
Basic Industries                            $ 4,080,938             8.7%
--------------------------------------------------------------------------------
Capital Goods                                 1,455,051             3.1
--------------------------------------------------------------------------------
Consumer Manufacturing                        1,061,380             2.3
--------------------------------------------------------------------------------
Consumer Services                             7,283,451            15.5
--------------------------------------------------------------------------------
Consumer Staples                              3,989,246             8.5
--------------------------------------------------------------------------------
Energy                                        4,580,120             9.8
--------------------------------------------------------------------------------
Finance                                      10,855,950            23.1
--------------------------------------------------------------------------------
Healthcare                                    5,001,180            10.6
--------------------------------------------------------------------------------
Technology                                    3,701,300             7.9
--------------------------------------------------------------------------------
Utilities                                     4,100,256             8.7
                                            -----------           -----
--------------------------------------------------------------------------------
Total Investments*                           46,108,872            98.2%
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities        836,800             1.8
                                            -----------           -----
--------------------------------------------------------------------------------
Net Assets                                  $46,945,672           100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
*     Excludes short-term obligations.

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2002                        Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER
   INVESTMENTS-98.2%
AUSTRALIA-3.7%
News Corp., Ltd. ............................          68,300         $  441,243
Sonic Healthcare, Ltd. ......................          43,600            160,465
St. George Bank, Ltd. .......................          50,200            508,218
Telstra Corp., Ltd. .........................          77,500            192,334
Westpac Banking Corp. .......................          58,500            452,662
                                                                      ----------
                                                                       1,754,922
                                                                      ----------

AUSTRIA-0.6%
Telekom Austria AG (a) ......................          27,700            280,323
                                                                      ----------

BELGIUM-0.8%
Fortis ......................................          20,513            358,390
                                                                      ----------

FINLAND-0.8%
Nokia AB Corp. ..............................          25,248            401,135
                                                                      ----------

FRANCE-9.6%
BNP Paribas, SA .............................          30,910          1,258,686
Dassault Systemes SA ........................           5,774            124,374
L'Oreal, SA .................................          16,320          1,241,677
Sanofi-Synthelabo, SA .......................          11,110            678,674
Schneider Electric, SA (a)  .................          25,129          1,188,246
                                                                      ----------
                                                                       4,491,657
                                                                      ----------

GERMANY-4.7%
Altana AG ...................................          15,518            707,907
Bayerische Motoren Werke (BMW) AG ...........          21,528            652,909
SAP AG ......................................           1,931            152,931
Schering AG .................................          15,941            692,933
                                                                      ----------
                                                                       2,206,680
                                                                      ----------

HONG KONG-0.9%
Li & Fung, Ltd. .............................         437,000            414,667
                                                                      ----------

INDIA-0.5%
Dr. Reddy's Laboratories, Ltd. (ADR) ........          12,100            233,893
                                                                      ----------

IRELAND-2.9%
Allied Irish Banks Plc ......................          98,402          1,349,779
                                                                      ----------

ISRAEL-0.6%
Teva Pharmaceutical Industries, Ltd. (ADR) ..           7,400            285,714
                                                                      ----------

ITALY-7.5%
Alleanza Assicurazioni ......................          42,775            323,876
ENI SpA .....................................         168,761          2,681,240
Telecom Italia SpA ..........................          70,517            534,667
                                                                      ----------
                                                                       3,539,783
                                                                      ----------

JAPAN-14.1%
Bank of Fukuoka, Ltd. .......................          65,000            260,525
Bridgestone Corp. ...........................          33,000            408,471
Canon, Inc. .................................           9,200            346,278
Fujisawa Pharmaceutical Co., Ltd ............           9,000            205,751
Hoya Corp. ..................................           3,600            251,903
KDDI Corp. ..................................              61            197,752
Keyence Corp. ...............................           7,200          1,251,937
KOSE Corp. ..................................          16,000            509,262
Kyocera Corp. ...............................           1,400             81,458
Nitto Denko Corp. ...........................           6,000            170,765
Nomura Securities Co., Ltd. .................          10,000            112,327
NTT DoCoMo, Inc. ............................              98            180,717
ORIX Corp. ..................................           2,000            128,831
Ricoh Co., Ltd. .............................          15,000            245,916
Secom Co., Ltd. .............................           1,000             34,271
Shin-Etsu Chemical Co., Ltd. ................          35,100          1,149,705
Shionogi & Co., Ltd. ........................          26,000            367,363
Sumitomo Trust & Banking Co., Ltd. ..........          41,000            166,058
Takeda Chemical Industries, Ltd .............           9,300            388,414
Tokyo Electron, Ltd. ........................           3,700            167,304
                                                                      ----------
                                                                       6,625,008
                                                                      ----------

LUXEMBOURG-0.2%
HON HAI Precision Industry
   warrants, expiring 1/15/04 (a) ...........          28,000             96,040
                                                                      ----------

MUMBAI-0.3%
HDFC Bank, Ltd. (ADR) (a) ...................          11,100            149,406
                                                                      ----------

NETHERLANDS-7.8%
Gucci Group .................................           8,963            821,986
Heineken NV .................................          18,730            730,688
IHC Caland NV ...............................          35,998          1,898,879
Koninklijke KPN NV (a) ......................          29,276            190,351
                                                                      ----------
                                                                       3,641,904
                                                                      ----------

SINGAPORE-0.6%
City Developments, Ltd. .....................          67,000            160,678
Haw Par Corp., Ltd. .........................             858              1,612
United Overseas Bank, Ltd. ..................          21,000            142,853
                                                                      ----------
                                                                         305,143
                                                                      ----------

SOUTH KOREA-1.1%
Kookmin Bank (a) ............................           6,040            213,886
Samsung Electronics Co., Ltd. ...............           1,120            296,514
                                                                      ----------
                                                                         510,400
                                                                      ----------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                               Shares        U.S. $ Value
--------------------------------------------------------------------------------

SPAIN-4.1%
Banco Bilbao Vizcaya Argentaria, SA ........           90,872      $    869,112
Industria de Diseno Textil, SA .............           22,664           535,012
Telefonica, SA .............................           57,119           510,953
                                                                   ------------
                                                                      1,915,077
                                                                   ------------

SWITZERLAND-4.2%
Credit Suisse Group (a) ....................           48,491         1,051,790
Novartis AG ................................           17,027           621,077
Swiss Reinsurance ..........................            4,649           304,869
                                                                   ------------
                                                                      1,977,736
                                                                   ------------

TAIWAN-0.8%
MediaTek, Inc. .............................            7,000            57,576
Novatek Microelectronics Corp., Ltd. .......           25,000            47,258
Taiwan Semiconductor Manufacturing Co.,
   Ltd. warrants, expiring 1/10/03 (a) .....          224,790           276,717
                                                                   ------------
                                                                        381,551
                                                                   ------------

                                                     Shares or
                                                     Principal
                                                      Amount
Company                                                (000)        U.S. $ Value
--------------------------------------------------------------------------------
UNITED KINGDOM-32.4%
AstraZeneca Group Plc ......................           18,398      $    657,377
BHP Billiton Plc ...........................          220,892         1,179,456
British Sky Broadcasting Group Plc (a) .....          119,544         1,229,475
BT Group Plc ...............................           83,493           262,045
Capita Group Plc ...........................          291,673         1,161,883
Centrica Plc ...............................          353,741           973,582
Diageo Plc .................................           65,867           715,587
Dixons Group Plc ...........................          158,480           369,857
National Grid Transco Plc ..................          130,421           958,251
Pearson Plc ................................           88,751           820,643
Reckitt Benckiser Plc ......................           40,838           792,031
Rio Tinto Plc ..............................           87,774         1,751,776
Royal Bank of Scotland Group Plc ...........           73,402         1,757,931
Standard Chartered Plc .....................          113,180         1,286,072
Vodafone Group Plc .........................          698,775         1,273,698
                                                                   ------------
                                                                     15,189,664
                                                                   ------------

Total Common Stocks &
   Other Investments
   (cost $46,734,047) ......................                         46,108,872
                                                                   ------------

SHORT-TERM
   INVESTMENT-1.9%
TIME DEPOSIT-1.9%
State Street Euro Dollar
   0.75%, 1/02/03
   (cost $904,000) .........................      $       904           904,000
                                                                   ------------

TOTAL
   INVESTMENTS-100.1%
   (cost $47,638,047) ......................                         47,012,872
Other assets less
   liabilities (b)-(0.1%) ..................                            (67,200)
                                                                   ------------
NET ASSETS-100% ............................                       $ 46,945,672
                                                                   ============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Includes cash collateral received of $433,147 for securities on loan as of December 31, 2002 (see Note F). The lending agent invested the cash in a short-term investment as follows:

                                               Current
                                                Yield        Shares       Value
                                               --------     --------    --------
      UBS Private Money Market Fund, LLC        1.46%        433,147    $433,147

      Glossary:

      ADR - American Depositary Receipt

      See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

ASSETS
   Investments in securities, at value (cost $47,638,047) ......................     $ 47,012,872(a)
   Cash ........................................................................              121
   Foreign cash, at value (cost $97,534) .......................................           99,662
   Collateral held for securities loaned .......................................          433,147
   Dividends and interest receivable ...........................................           98,386
   Receivable for capital stock sold ...........................................           64,537
                                                                                     ------------
   Total assets ................................................................       47,708,725
                                                                                     ------------

LIABILITIES
   Payable for collateral received on securities loaned ........................          433,147
   Payable for capital stock redeemed ..........................................          189,138
   Advisory fee payable ........................................................           39,715
   Accrued expenses ............................................................          101,053
                                                                                     ------------
   Total liabilities ...........................................................          763,053
                                                                                     ------------
NET ASSETS .....................................................................     $ 46,945,672
                                                                                     ============

COMPOSITION OF NET ASSETS
   Capital stock, at par .......................................................     $      4,743
   Additional paid-in capital ..................................................       71,581,262
   Undistributed net investment income .........................................           33,416
   Accumulated net realized loss on investment and foreign currency transactions      (24,057,161)
   Net unrealized appreciation of investments and foreign currency denominated
      assets and liabilities ...................................................         (616,588)
                                                                                     ------------
                                                                                     $ 46,945,672
                                                                                     ============

Class A Shares
   Net assets ..................................................................     $ 46,478,326
                                                                                     ============
   Shares of capital stock outstanding .........................................        4,695,875
                                                                                     ============
   Net asset value per share ...................................................     $       9.90
                                                                                     ============
Class B Shares
   Net assets ..................................................................     $    467,346
                                                                                     ============
   Shares of capital stock outstanding .........................................           47,332
                                                                                     ============
   Net asset value per share ...................................................     $       9.87
                                                                                     ============

--------------------------------------------------------------------------------
(a)   Includes securities on loan with a value of $409,650 (see Note F).

      See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2002              Alliance Variable Products Series Fund
================================================================================

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $95,076) ......      $   769,527
   Interest ..................................................           14,322
                                                                    -----------
   Total investment income ...................................          783,849
                                                                    -----------
EXPENSES
   Advisory fee ..............................................          559,160
   Distribution fee--Class B .................................              912
   Custodian .................................................          201,804
   Administrative ............................................           69,000
   Audit and legal ...........................................           41,879
   Printing ..................................................           34,578
   Directors' fees and expenses ..............................            5,302
   Transfer agency ...........................................              947
   Miscellaneous .............................................           15,203
                                                                    -----------
   Total expenses ............................................          928,785
   Less: expenses waived and reimbursed (see Note B) .........         (168,377)
                                                                    -----------
   Net expenses ..............................................          760,408
                                                                    -----------
   Net investment income .....................................           23,441
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND
FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on:
     Investment transactions .................................       (9,344,821)
     Foreign currency transactions ...........................           21,490
   Net change in unrealized appreciation/depreciation of:
     Investments .............................................        1,380,068
     Foreign currency denominated assets and liabilities .....           11,061
                                                                    -----------
   Net loss on investment and foreign currency transactions ..       (7,932,202)
                                                                    -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................      $(7,908,761)
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS        Alliance Variable Products Series Fund
================================================================================

                                                                                Year Ended        Year Ended
                                                                               December 31,      December 31,
                                                                                   2002               2001
                                                                               ============      ============
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income .................................................     $     23,441      $    152,657
   Net realized loss on investment and foreign currency transactions .....       (9,323,331)      (13,343,110)
   Net change in unrealized appreciation/depreciation of investments and
      foreign currency denominated assets and liabilities ................        1,391,129        (3,300,681)
                                                                               ------------      ------------
   Net decrease in net assets from operations ............................       (7,908,761)      (16,491,134)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
     Class A .............................................................          (26,587)               -0-
   Net realized gain on investment transactions
     Class A .............................................................               -0-       (3,843,812)
   Distributions in excess of net realized gain on investment transactions
     Class A .............................................................               -0-          (84,320)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) ...............................................       (9,567,731)        5,878,008
                                                                               ------------      ------------
   Total decrease ........................................................      (17,503,079)      (14,541,258)
NET ASSETS
   Beginning of period ...................................................       64,448,751        78,990,009
                                                                               ------------      ------------
   End of period (including undistributed net investment income of
      $33,416 and $23,490, respectively) .................................     $ 46,945,672      $ 64,448,751
                                                                               ============      ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2002                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

The International Portfolio (the "Portfolio") is a series of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Portfolio's investment objective is to seek to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio's net asset value per share.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc., are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

                                          Alliance Variable Products Series Fund
================================================================================

5. Income and Expenses

Expenses attributable to a single portfolio are charged to that portfolio. Expenses of the Fund are charged to each portfolio in proportion to net assets. All income earned and expenses incurred by a Portfolio with multi-class shares outstanding are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the portfolio represented by the net assets of such class, except that the portfolio's Class B shares bear the distribution fees.

6. Dividends and Distributions

The Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and merger transactions, resulted in a net increase in undistributed net investment income, an increase in accumulated net realized loss on investment transactions and a corresponding increase in additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee at an annual rate of 1% of the Portfolio's average daily net assets. Such fee is accrued daily and paid monthly.

Prior to May 1, 2002, the Adviser agreed to waive its fee and reimburse additional operating expenses ("Expense Limitation Undertaking") to the extent necessary to limit total operating expenses on an annual basis to .95% and 1.20% of the average daily net assets for Class A and Class B shares, respectively. The Adviser terminated the Expense Limitation Undertaking effective May 1, 2002. Any expense waivers or reimbursements were accrued daily and paid monthly. For the year ended December 31, 2002, the Adviser waived fees in the amount of $99,377.

Pursuant to the terms of the investment advisory agreement, the Portfolio has agreed to reimburse the Adviser for the cost of providing the Portfolio with certain legal and accounting services. For the year ended December 31, 2002, the Adviser voluntarily waived such reimbursement in the amount of $69,000.

Brokerage commissions paid on investment transactions for the year ended December 31, 2002 amounted to $168,020, of which $233 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

The Portfolio compensates Alliance Global Investor Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $947 for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the "Plan") for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50 of 1% of the Portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to ..25 of 1% of the Portfolio's average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio's Class B shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the "compensation" variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2002, were as follows:

Purchases:
Stocks and debt obligations .....................................................     $ 38,823,908
U.S. government and agencies ....................................................               -0-
Sales:
Stocks and debt obligations .....................................................     $ 48,590,813
U.S. government and agencies ....................................................               -0-

At December 31, 2002, the cost of investments for federal income tax purposes was $47,999,122. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation ...................................................     $  2,446,571
Gross unrealized depreciation ...................................................       (3,432,821)
                                                                                      ------------
Net unrealized depreciation .....................................................     $   (986,250)
                                                                                      ============

1. Forward Exchange Currency Contracts

The Portfolio may enter into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate.

The Portfolio may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of outstanding forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Portfolio has in that particular currency contract.

At December 31, 2002, the Portfolio had no outstanding forward exchange currency contracts.

2. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write call options and purchase put options on U.S. securities and foreign currencies that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio on the expiration date as realized gains from written

                                          Alliance Variable Products Series Fund
================================================================================

options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio had no transactions in options written for the year ended December 31, 2002.

--------------------------------------------------------------------------------

NOTE E: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 were as follows:

                                                      2002                2001
                                                  ===========         ==========
Distributions paid from:
   Ordinary income ..........................     $    26,587         $  467,035
   Net long-term capital gains ..............              -0-         3,461,097
                                                  -----------         ----------
Total taxable distributions .................          26,587          3,928,132
                                                  -----------         ----------
Total distributions paid ....................     $    26,587         $3,928,132
                                                  ===========         ==========

As of December 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ........................          $     56,757
Accumulated capital and other losses .................           (23,719,427)(a)
Unrealized appreciation/(depreciation) ...............              (977,663)(b)
                                                                ------------
Total accumulated earnings/(deficit) .................          $(24,640,333)
                                                                ============

(a) On December 31, 2002, the Portfolio had a net capital loss carryforward of $20,359,662 of which $1,383,309 will expire in the year 2008, $7,972,319 will expire in the year 2009 and $11,004,034 will expire in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's prior year merger with Brinson Series Trust Global Equity Portfolio, may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 2002, the Portfolio deferred to January 1, 2003, post October capital losses and post October currency losses of $3,336,424 and $23,341 respectively.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

NOTE F: Securities Lending

The Portfolio has entered into a securities lending agreement with UBS/PaineWebber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio earns fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss in the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Portfolio. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of December 31, 2002, the Portfolio had loaned securities with a value of $409,650 and received cash collateral of $433,147 which was invested in a money market fund as included in the footnotes to the accompanying portfolio of investments. For the year

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

ended December 31, 2002, the Portfolio earned fee income of $7,657 which is included in interest income in the accompanying statement of operations.

--------------------------------------------------------------------------------

NOTE G: Capital Stock

There are 1,000,000,000 shares of $.001 par value capital stock authorized, divided into two classes, designated Class A and Class B. Each class consists of 500,000,000 authorized shares. Transactions in capital stock were as follows:

                                             -----------------------------     --------------------------------
                                                        SHARES                              AMOUNT
                                             -----------------------------     --------------------------------
                                              Year Ended      Year Ended         Year Ended         Year Ended
                                             December 31,     December 31,      December 31,       December 31,
                                                 2002             2001              2002               2001
                                             ============     ============     =============      ==============
Class A
Shares sold ..........................        12,142,412       13,199,338      $ 129,220,352      $ 180,820,739
Shares issued in connection with
   acquisition of Brinson Series Trust
   Global Equity Portfolio ...........                -0-         439,426                 -0-         4,971,061
Shares issued in reinvestment of
   dividends and distributions .......             2,320          312,999             26,587          3,928,132
Shares redeemed ......................       (12,924,689)     (13,410,593)      (138,926,945)      (184,239,914)
                                             -----------      -----------      -------------      -------------
Net increase (decrease) ..............          (779,957)         541,170      $  (9,680,006)     $   5,480,018
                                             ===========      ===========      =============      =============

                                              Year Ended   October 26, 2001*    Year Ended      October 26, 2001*
                                             December 31,   to December 31,     December 31,     to December 31,
                                                  2002            2001              2002               2001
                                             ===========   =================   =============    =================
Class B
Shares sold ..........................            43,037              764      $     420,107      $       8,803
Shares issued in connection with
   acquisition of Brinson Series Trust
   Global Equity Portfolio ...........                -0-          39,110                 -0-           442,130
Shares redeemed ......................           (31,049)          (4,530)          (307,832)           (52,943)
                                             -----------      -----------      -------------      -------------
Net increase .........................            11,988           35,344      $     112,275      $     397,990
                                             ===========      ===========      =============      =============

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE I: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2002.

--------------------------------------------------------------------------------

*     Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

NOTE J: Acquisition of Brinson Series Trust Global Equity Portfolio

On October 26, 2001, the Portfolio acquired all of the assets and liabilities of the Brinson Series Trust Global Equity Portfolio pursuant to a plan of reorganization approved by the shareholders of Brinson Series Trust Global Equity Portfolio on March 1, 2001. The acquisition was accomplished by a tax-free exchange of 478,536 shares of the Portfolio for 641,573 shares of Brinson Series Trust Global Equity Portfolio on October 26, 2001. The aggregate net assets of the Portfolio and Brinson Series Trust Global Equity Portfolio immediately before the acquisition were $59,923,521 and $5,413,191 (including $268,510 of net unrealized depreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $65,336,712.

INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ---------------------------------------------------------------
                                                                                       CLASS A
                                                          ---------------------------------------------------------------
                                                                               Year Ended December 31,
                                                          ===============================================================
                                                            2002          2001          2000          1999          1998
                                                          =======       =======       =======       =======       =======
Net asset value, beginning of period ................     $ 11.69       $ 16.01       $ 21.78       $ 16.17       $ 15.02
                                                          -------       -------       -------       -------       -------
Income From Investment Operations
Net investment income (a)(b) ........................          -0-          .03           .01           .12           .17
Net realized and unrealized gain (loss) on investment
   and foreign currency transactions ................       (1.78)        (3.55)        (4.01)         6.13          1.80
                                                          -------       -------       -------       -------       -------
Net increase (decrease) in net asset value from
   operations .......................................       (1.78)        (3.52)        (4.00)         6.25          1.97
                                                          -------       -------       -------       -------       -------
Less: Dividends and Distributions
Dividends from net investment income ................        (.01)           -0-         (.03)         (.15)         (.33)
Distributions from net realized gain on investments .          -0-         (.78)        (1.74)         (.49)         (.49)
Distributions in excess of net realized gain on
   investments ......................................          -0-         (.02)           -0-           -0-           -0-
                                                          -------       -------       -------       -------       -------
Total dividends and distributions ...................        (.01)         (.80)        (1.77)         (.64)         (.82)
                                                          -------       -------       -------       -------       -------
Net asset value, end of period ......................     $  9.90       $ 11.69       $ 16.01       $ 21.78       $ 16.17
                                                          =======       =======       =======       =======       =======
Total Return
Total investment return based on net asset value (c)       (15.28)%      (22.35)%      (19.86)%       40.23%        13.02%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) ...........     $46,478       $64,036       $78,990       $81,370       $65,052
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ......        1.36%          .95%          .95%          .95%          .95%
   Expenses, before waivers and reimbursements ......        1.66%         1.44%         1.34%         1.36%         1.37%
   Net investment income (a) ........................         .04%          .23%          .07%          .69%         1.08%
Portfolio turnover rate .............................          70%           56%           57%          111%          117%

--------------------------------------------------------------------------------

See footnote summary on page 17.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                                     ----------------------------
                                                                                                               CLASS B
                                                                                                     ----------------------------
                                                                                                         Year         October 26,
                                                                                                         Ended        2001(d) to
                                                                                                     December 31,    December 31,
                                                                                                          2002           2001
                                                                                                     ============    ============
Net asset value, beginning of period ............................................................       $ 11.68         $ 11.31
                                                                                                        -------         -------
Income From Investment Operations
                                                                                                                        -------
Net investment loss (a)(b) ......................................................................          (.03)           (.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions .........         (1.78)             39
                                                                                                        -------         -------
Net increase (decrease) in net asset value from operations ......................................         (1.81)            .37
                                                                                                        -------         -------
Net asset value, end of period ..................................................................       $  9.87         $ 11.68
                                                                                                        =======         =======
Total Return
Total investment return based on net asset value (c) ............................................        (15.50)%          3.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted) .......................................................       $   467         $   413
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements ..................................................          1.63%           1.20%(e)
   Expenses, before waivers and reimbursements ..................................................          1.92%           2.26%(e)
   Net investment income (loss) (a) .............................................................          (.25)%         (.88)%(e)
Portfolio turnover rate .........................................................................            70%             56%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors
International Portfolio
Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the International Portfolio, (the "Portfolio"), (one of the portfolios constituting the Alliance Variable Products Series Fund, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Portfolio of the Alliance Variable Products Series Fund, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                           /s/ Ernst & Young LLP

New York, New York
February 3, 2003

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
5 Times Square
New York, NY 10036

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                       PORTFOLIOS
                                                                                         IN FUND            OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                                  COMPLEX        DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                              OVERSEEN BY         HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                            DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa,** 57             President, Chief Operating Officer and                    114               None
1345 Avenue of the Americas      a Director of Alliance Capital Management
New York, NY 10105               Corporation ("ACMC"), with which he has
(13)                             been associated since prior to 1998.

DISINTERESTED DIRECTORS

Ruth Block, #+, 72               Formerly an Executive Vice President and                  93                None
P.O. Box 4623                    Chief Insurance Officer of The Equitable
Stamford, CT 06903               Life Assurance Society of the United States;
(11)                             Chairman and Chief Executive Officer of
                                 Evlico; formerly a Director of Avon, BP Amoco
                                 Corporation (oil and gas), Ecolab
                                 Incorporated (specialty chemicals), Tandem
                                 Financial Group, and Donaldson Lufkin &
                                 Jenrette Securities Corporation.

David H. Dievler, #+, 73         Independent consultant. Until December                    98                None
P.O. Box 167                     1994 he was Senior Vice President of ACMC
Spring Lake, NJ 07762            responsible  for mutual fund administration.
(13)                             Prior to joining ACMC in 1984 he was
                                 Chief Financial Officer of Eberstadt Asset
                                 Management since 1968. Prior to that he was a
                                 Senior Manager at Price Waterhouse & Co.
                                 Member of American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin, #+, 60           Consultant. He was formerly a Senior Advisor              94                None
P.O. Box 12                      from June 1999 - June 2000 and President
Annandale, NY 12504              of Historic Hudson Valley (December 1989 -
(11)                             May 1999). Previously, Director of the National
                                 Academy of Design and during 1988-92, he was
                                 Director and Chairman of the Audit Committee
                                 of ACMC.

William H. Foulk, Jr., #+, 70    Investment adviser and an independent                     110               None
Suite 100                        consultant. He was formerly Senior Manager of
2 Sound View Drive               Barrett Associates, Inc., a registered
Greenwich, CT 06830              investment adviser, with which he had been
(13)                             associated since prior to 1998. He was
                                 formerly Deputy Comptroller of the State of
                                 New York and, prior thereto, Chief Investment
                                 Officer of the New York Bank for Savings.

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

                                                                                   PORTFOLIOS
                                                                                     IN FUND               OTHER
 NAME, AGE OF DIRECTOR,                       PRINCIPAL                              COMPLEX           DIRECTORSHIPS
        ADDRESS,                            OCCUPATION(S)                          OVERSEEN BY            HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                        DIRECTOR             DIRECTOR
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63       Senior Counsel of the law firm of Cahill                93          Placer Dome Inc.
15 St. Bernard's Road            Gordon & Reindel since February 2001
Gladstone, NJ 07934              and a partner of that firm for more than
(11)                             twenty-five years prior thereto. He is
                                 President and Chief Executive Officer of
                                 Wenonah Development Company (investments) and
                                 a Director of Placer Dome Inc. (mining).

Donald J. Robinson, #+, 68       Senior Counsel to the law firm of Orrick,               92                None
98 Hell's Peak Road              Herrington & Sutcliffe since prior to 1998.
Weston, VT 05161                 Formerly a senior partner and a member
(7)                              of the Executive Committee of that firm.
                                 He was also a member and Chairman of the
                                 Municipal Securities Rulemaking Board and
                                 Trustee of the Museum of the City of New
                                 York.

------------------------------------------------------------------------------

*     There is no stated term of office for the Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

Officer Information

Certain information concerning the Fund's Officers is listed below.

     NAME, ADDRESS*                POSITION(S) HELD                     PRINCIPAL OCCUPATION
         AND AGE                       WITH FUND                        DURING PAST 5 YEARS**
-------------------------------------------------------------------------------------------------------------------------------
John D. Carifa, 57               Chairman & President         See biography above.

Sandra Yeager, 38                Vice President               Senior Vice President of ACMC, with which she has been associated since prior to 1998.

Edmund P. Bergan, Jr., 52        Secretary                    Senior Vice President and the General Counsel of Alliance Fund
                                                              Distributors, Inc. ("AFD") and Alliance Global Investor Services
                                                              Inc. ("AGIS"), with which he has been associated since prior to
                                                              1998.

Mark D. Gersten, 52              Treasurer and Chief          Senior Vice President of AGIS and Vice President of AFD, with
                                 Financial Officer            which he has been associated since prior to 1998.

Thomas R. Manley, 51             Controller                   Vice President of ACMC, with which he has been associated since prior to 1998.

--------------------------------------------------------------------------------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)

                      (This page left intentionally blank.)